                            SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by the registrant [X]
Filed by a party other than the registrant [ ]


Check the appropriate box:
[ ]  Preliminary proxy statement
[ ] Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive proxy statement
[ ]  Definitive additional materials
[ ]  Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)


Payment of filing fee (Check the appropriate box):
[X]   No fee required.
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)   Title of each class of securities to which transaction applies:

            N/A
--------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:

            N/A
--------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

            N/A
--------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:

            N/A
--------------------------------------------------------------------------------
(5)   Total fee paid:

            N/A
--------------------------------------------------------------------------------

[ ]   Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:

            N/A
--------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:

            N/A
--------------------------------------------------------------------------------
(3)   Filing party:

            N/A
--------------------------------------------------------------------------------
(4)   Date filed:

            N/A
--------------------------------------------------------------------------------

                         FIRSTFED AMERICA BANCORP, INC.
                                ONE FIRSTFED PARK
                          SWANSEA, MASSACHUSETTS 02777
                                 (508) 679-8181



                                  June 25, 2002



Fellow Shareholders:

         You are cordially invited to attend the annual meeting of shareholders of FIRSTFED AMERICA BANCORP, INC. The meeting will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 25, 2002, at 2:00 p.m., local time.

         The notice of annual meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. We will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company's independent auditors, will be present to respond to appropriate questions of shareholders.

         It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To make sure your shares are represented, we urge you to complete and mail the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card.

         We look forward to seeing you at the meeting.

                                       Sincerely,


                                       /s/ Robert F. Stoico

                                       Robert F. Stoico
                                       Chairman of the Board, President and
                                       Chief Executive Officer

                         FIRSTFED AMERICA BANCORP, INC.
                                ONE FIRSTFED PARK
                          SWANSEA, MASSACHUSETTS 02777
                                 (508) 679-8181


--------------------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

--------------------------------------------------------------------------------

     FIRSTFED AMERICA BANCORP, INC. (the "Company") will hold its annual meeting of shareholders at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 25, 2002, at 2:00 p.m., local time, for the following purposes:

     1.   To elect three directors to serve for a term of three years;

     2. To ratify the appointment of KPMG LLP as independent auditors for the Company for the fiscal year ending March 31, 2003; and

     3. To transact any other business that may properly come before the meeting.

     NOTE: The Board of Directors is not aware of any other business to come before the meeting.

     Only shareholders of record at the close of business on June 5, 2002 are entitled to receive notice of the meeting and to vote at the meeting and any adjournment or postponement of the meeting.

     Please complete and sign the enclosed form of proxy, which is solicited by the Board of Directors, and mail it promptly in the enclosed envelope. The proxy will not be used if you attend the meeting and vote in person.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Cecilia R. Viveiros

                                   Cecilia R. Viveiros
                                   Corporate Secretary


Swansea, Massachusetts
June 25, 2002


IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                                       OF
                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                  JULY 25, 2002

--------------------------------------------------------------------------------

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of FIRSTFED AMERICA BANCORP, INC. (the "Company") to be used at the annual meeting of shareholders of the Company. The Company is the holding company for First Federal Savings Bank of America ("First Federal" or the "Bank") and its wholly owned subsidiary People's Mortgage Corporation, FIRSTFED INSURANCE AGENCY, LLC and FIRSTFED TRUST COMPANY, NA. The annual meeting will be held at The Westin Hotel, One West Exchange Street, Providence, Rhode Island, on Thursday, July 25, 2002, at 2:00 p.m., local time. This proxy statement and the enclosed proxy card are being first mailed to shareholders on or about June 25, 2002.

--------------------------------------------------------------------------------
                           VOTING AND PROXY PROCEDURE
--------------------------------------------------------------------------------

WHO CAN VOTE AT THE MEETING

     You are entitled to vote your Company common stock if the records of the Company show that you held your shares as of the close of business on June 5, 2002. If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in "street name," and these proxy materials are being forwarded to you by your broker or nominee. As the beneficial owner, you have the right to direct your broker how to vote such shares.

     As of the close of business on June 5, 2002, a total of 8,169,809 shares of Company common stock was outstanding. Each share of common stock has one vote. As provided in the Company's Certificate of Incorporation, no record owner of the Company's common stock that is beneficially owned, directly or indirectly, by a person beneficially owning in excess of 10% of the Company's outstanding shares as of the record date for the annual meeting is entitled to any vote in respect of the shares held in excess of the 10% limit.

ATTENDING THE MEETING

     If you are a shareholder as of the close of business on June 5, 2002, you may attend the meeting. However, if you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. A recent brokerage statement or letter from a bank or broker are examples of proof of ownership. If you want to vote your shares of Company common stock held in street name in person at the meeting, you will have to get a written proxy in your name from the broker, bank or other nominee who holds your shares.

VOTE REQUIRED

     A majority of the outstanding shares of common stock entitled to vote is required to be represented at the meeting in order to constitute a quorum for the transaction of business. If you return valid proxy instructions or attend the meeting in person, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted for purposes of determining the existence of a quorum. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner.

     In voting on the election of directors, you may vote in favor of all nominees, withhold votes as to all nominees, or withhold votes as to a specific nominee. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast. This means that the nominees receiving the greatest number of votes will be elected. Votes that are withheld and broker non-votes will have no effect on the outcome of the election. In voting on the ratification of the appointment of KPMG LLP as independent auditors, you may vote in favor of the proposal, vote against the proposal or abstain from voting. The ratification of KPMG LLP as independent auditors will be decided by the affirmative vote of a majority of the votes cast. Broker non-votes and abstentions will not be counted as votes cast and will have no effect on the voting on this matter.

VOTING BY PROXY

     The Company's Board of Directors requests that you allow your shares of Company common stock to be represented at the annual meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company's Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES AND "FOR" RATIFICATION OF KPMG LLP AS INDEPENDENT AUDITORS.

     If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your Company common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the meeting.

     You may revoke your proxy at any time before the vote is taken at the meeting. To revoke your proxy you must either advise the Corporate Secretary of the Company in writing before your common stock has been voted at the annual meeting, deliver a later dated proxy, or attend the meeting and vote your shares in person. Attendance at the annual meeting will not in itself revoke your proxy.

     If your Company common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow in order to have your shares voted. Your broker or bank may allow you to deliver your voting instructions via the telephone or the Internet. Please see the instruction form that is provided by your broker, bank or other nominee and accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker or bank, you must contact your broker or bank.

     The cost of solicitation of proxies on behalf of the Board will be borne by the Company. In addition to the solicitation of proxies by mail, Georgeson Shareholder Communications Inc., a proxy solicitation firm, will assist the Company in soliciting proxies for the annual meeting. The Company will pay a fee of $4,000, plus out-of-pocket expenses, for these services. Proxies may also be solicited personally or by telephone by directors, officers and other employees of the Company and the Bank without any additional compensation. The Company will also request persons, firms and corporations holding shares in their names, or in the name of their nominees, which are beneficially owned by others, to send proxy material to, and obtain proxies from, the beneficial owners, and will reimburse those record holders for their reasonable expenses in doing so.

PARTICIPANTS IN FIRST FEDERAL'S ESOP AND 401(k) PLAN

     If you are a participant in the First Federal Savings Bank of America Employee Stock Ownership Plan and Trust (the "ESOP") or if you hold shares of Company common stock through the Bank's 401(k) Plan, you will be receiving voting instructions under separate cover. Through such voting instructions, you will be able to direct the trustees for the plans as to the manner in which shares of Company common stock allocated to your plan accounts are to be voted. The deadline for returning your voting instructions to either the ESOP plan trustee or to Registrar and Transfer Company, as applicable, is July 19, 2002.

--------------------------------------------------------------------------------
                                 STOCK OWNERSHIP
--------------------------------------------------------------------------------

     The following table provides information as of June 5, 2002, with respect to persons known by the Company to be the beneficial owners of more than 5% of the Company's outstanding common stock. A person may be considered to own any shares of common stock over which he or she has, directly or indirectly, sole or shared voting or investment power.

                                                                           NUMBER OF SHARES         PERCENT OF COMMON
    NAME AND ADDRESS                                                            OWNED               STOCK OUTSTANDING
    ----------------                                                       ----------------         -----------------
    Jeffrey L. Gendell                                                         785,524(1)                 9.61%
    Tontine Management, L.L.C.
    Tontine Financial Partners, L.P.
    Tontine Overseas Associates, L.L.C.
    Tontine Partners, L.P.
    Tontine Associates, L.L.C.
    200 Park Avenue, Suite 3900
    New York, NY 10166

    First Federal Savings Bank of America                                      650,431(2)                 7.96%
      Employee Stock Ownership Plan and Trust
    ONE FIRSTFED PARK
    Swansea, Massachusetts 02777

    The FIRSTFED Charitable Foundation                                         601,972(3)                 7.37%
      (the "Foundation")
    ONE FIRSTFED PARK
    Swansea, MA  02777

    Robert F. Stoico                                                           461,038(4)                 5.48%
    c/o FIRSTFED AMERICA BANCORP, INC.
    ONE FIRSTFED PARK
    Swansea, Massachusetts  02777

(1) Based on information filed in a Form 13F with the Securities and Exchange Commission ("SEC") on May 14, 2002, Jeffrey L. Gendell may be deemed to be the beneficial owner of 785,524 shares. Based on information filed in a
     Schedule 13G/A filed with the SEC and most recently amended on February 1, 2002, the following entities may be deemed to be the beneficial owners of the amount of common stock indicated after their names: Tontine Management, L.L.C., 509,900 shares; Tontine Financial Partners, L.P., 444,900 shares; Tontine Overseas Associates, L.L.C., 85,000 shares; Tontine Partners, L.P., 65,000 shares; and Tontine Associates, L.L.C., 10,000 shares.

(2) Under the terms of the ESOP, the ESOP trustee will vote shares allocated to participants' accounts in the manner directed by the participants. The ESOP trustee, subject to its fiduciary responsibilities, will vote unallocated shares and allocated shares for which no timely voting instructions are received in the same proportion as shares for which the trustee has received proper voting instructions from participants. As of June 5, 2002, 418,090 shares have been allocated to participants' accounts and 232,341 shares remain unallocated under the ESOP.

(3) The Foundation was established and funded in connection with the Bank's conversion to stock form on January 15, 1997. As mandated by the Office of Thrift Supervision, the terms of the gift instrument require that all shares of common stock held by the Foundation must be voted in the same ratio as all other shares of Company common stock on all proposals considered by shareholders of the Company.

(4) Includes 217,680 shares subject to options granted under the FIRSTFED AMERICA BANCORP, INC. 1997 Stock Based Incentive Plan, which are currently exercisable or will become exercisable within 61 days, and 26,122 shares subject to options granted under the 1998 Stock Option Plan, which will become exercisable within 61 days.

--------------------------------------------------------------------------------
             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

     The three nominees proposed by the Board of Directors for election as director were unanimously chosen by the Nominating Committee of the Board of Directors. B. Benjamin Cavallo, a former director of People's Bancshares, Inc. ("People's"), who was appointed to the Company's Board of Directors in accordance with the terms of the Company's agreement to acquire People's. Under that agreement, the Company agreed to nominate Mr. Cavallo to be elected as a Company director for a three year term by the Company's shareholders at the annual meeting of shareholders held in 2002. No other person being nominated as a director is being proposed for election pursuant to any arrangement or understanding between such person and the Company or any other person.


--------------------------------------------------------------------------------
                       PROPOSAL 1 -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

     The Company's Board of Directors consists of eight members. Seven directors are independent, and one director is a member of management. The Board is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election this year are B. Benjamin Cavallo, Gilbert C. Oliveira and Paul A. Raymond, DDS, each of whom is a director of the Company and the Bank.

     It is intended that the proxies solicited by the Board of Directors will be voted for the election of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card would vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.

INFORMATION WITH RESPECT TO NOMINEES, CONTINUING DIRECTORS AND CERTAIN EXECUTIVE OFFICERS

     The following table sets forth, as of June 5, 2002, the names of nominees and continuing directors and the Named Executive Officers, their ages, a brief description of their recent business experience, including present occupations and employment, the year in which each became a director of the Bank and the year in which their terms (or, in the case of nominees, their proposed terms) as director of the Company expire. This table also sets forth the amount of common stock and the percent thereof beneficially owned by each director, each Named Executive Officer and all directors and executive officers as a group as of June 5, 2002. Unless otherwise indicated, each of the named individuals has sole voting and investment power with respect to the shares shown.


                                                                                    AMOUNT AND
                                                                  EXPIRATION        NATURE OF          OWNERSHIP
 NAME AND PRINCIPAL OCCUPATION AT PRESENT            DIRECTOR     OF TERM AS        BENEFICIAL       AS A PERCENT
          AND FOR PAST FIVE YEARS             AGE    SINCE(1)      DIRECTOR         OWNERSHIP          OF CLASS
 ----------------------------------------     ---    --------     ----------        ----------       ------------
NOMINEES

B. Benjamin Cavallo                           74       2002(2)       2005             61,890(3)            *
   Partner at Cavallo &
   Signoriello Insurance Agency

Gilbert C. Oliveira                           77       1960          2005             71,706(4)(5)         *
   President and Treasurer of
   Gilbert C. Oliveira
   Insurance Agency, Inc.

Paul A. Raymond, DDS                          58       1981          2005             45,276(4)(5)(6)      *
   Dentist in town of Swansea,
   Massachusetts

CONTINUING DIRECTORS

Robert F. Stoico                              61       1980          2004            461,038(7)(8)        5.48%
   Chairman of the Board of
   the Company and President and
   Chief Executive Officer of the
   Company and the Bank

Richard W. Cederberg                          73       1982          2003             47,706(4)(5)(9)      *
   Retired, former Chairman of
   Larson Tool and Stamping Co.

John S. Holden, Jr.                           72       1982          2004             45,306(4)(5)(10)     *
   Chairman of the Board,
   Chief Executive
   Officer and Treasurer of
   Automatic Machine Products Co.


                                                                                    AMOUNT AND
                                                                  EXPIRATION        NATURE OF          OWNERSHIP
 NAME AND PRINCIPAL OCCUPATION AT PRESENT            DIRECTOR     OF TERM AS        BENEFICIAL       AS A PERCENT
          AND FOR PAST FIVE YEARS             AGE    SINCE(1)      DIRECTOR         OWNERSHIP          OF CLASS
 ----------------------------------------     ---    --------     ----------        ----------       ------------

Thomas A. Rodgers, Jr.                        88       1963          2003            82,706(4)(5)        1.01%
         President and Chief Executive
         Officer of Rodgers Family
         Foundation and former Chairman of
         Globe Manufacturing Co., Inc.

Anthony L. Sylvia                             70       1984          2003            50,706(4)(5)           *
         President and Treasurer of The
         Baker Manufacturing Co., Inc.

NAMED EXECUTIVE OFFICERS
(WHO ARE NOT ALSO DIRECTORS)

Edward A. Hjerpe, III                         43         --            --           133,764(7)(8)        1.62%
         Executive Vice President,
         Chief Operating Officer and Chief
         Financial Officer of the Company
         and the Bank. Prior to 1997, Mr.
         Hjerpe served as Executive Vice
         President/Chief Financial Officer
         of the Federal Home Loan Bank of
         Boston.

Frederick R. Sullivan                         60         --           --             84,841(7)(8)        1.03%
         Executive Vice President of the
         Company and the Bank

Kevin J. McGillicuddy                         62         --           --             83,543(7)(8)        1.02%
         Executive Vice President of the
         Company and the Bank


All directors and executive officers as a     --         --           --          1,168,482(11)         13.34%
group (11 persons).........................

*    Does not exceed 1.0% of the Company's voting securities.

(1) Except for Mr. Cavallo, includes years of service as a director of the Bank.

(2) Prior to becoming a director of the Company, Mr. Cavallo had been a director of People's Bancshares, Inc. since 1995.

(3) Includes 8,742 shares subject to currently exercisable options granted to Mr. Cavallo under the People's Bancshares, Inc. Amended and Restated Directors' Stock Option Plan which was assumed by the Company in connection with the Company's acquisition of People's on February 28, 2002. Also includes 19,575 shares held by Mr. Cavallo's spouse and 869 shares held by Mr. Cavallo's son.

(4) Includes 10,449 shares awarded to each outside director under the FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan (the "Plan"). Such awards commenced vesting at a rate of 20% per year beginning August 5, 1998 but would vest immediately upon death, disability, retirement or a change in control.

(5) Includes 26,122 options granted to each outside director, except for Mr. Cavallo, under the Incentive Plan and 3,134 options under the FIRSTFED AMERICA BANCORP, INC. 1998 Stock Option Plan (the "1998 Stock Option Plan") which are currently exercisable or will become exercisable within 61 days, and excludes 4,707 shares subject to unexercisable options granted to each outside director under the 1998 Stock Option Plan. Shares subject to options granted under the Incentive Plan and the 1998 Stock Option Plan vest at a rate of 20% per year commencing on August 5, 1998 and July 18, 2001, respectively, but would vest immediately upon death, disability, retirement or a change in control.

(6)  Includes 470 shares held by Dr. Raymond's spouse's IRA.

(7) Includes 87,072, 17,414, 17,414 and 17,414 shares awarded to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, under the Incentive Plan. Such awards commenced vesting at a rate of 20% per year beginning August 5, 1998 but would vest immediately upon death, disability, retirement or a change in control. Each participant presently has voting power as to the shares awarded. In addition, Mr. Hjerpe received 8,707 additional shares awarded under the Incentive Plan, which commenced vesting at a rate of 20% per year beginning June 29, 1999.

(8) Includes 217,680, 78,365, 43,536, and 43,536 options granted to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, under the Incentive Plan, which are currently exercisable or will become exercisable within 61 days, and excludes, 8,707 shares for Mr. Hjerpe subject to unexercisable options granted under the Incentive Plan. Also includes 26,122, 10,448, 5,224, and 5,224 options granted to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, under the 1998 Stock Option Plan, which are currently exercisable or will become exercisable within 61 days and excludes 39,182, 15,672, 7,836, and 7,836 shares for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, subject to unexercisable options granted to each of these named executive officers under the 1998 Stock Option Plan. Shares subject to options granted under the Incentive Plan and the 1998 Stock Option Plan vest at a rate of 20% per year commencing on August 5, 1998 and July 18, 2001, respectively, but would vest immediately upon death, disability, retirement or a change in control. Included in Mr. Hjerpe's total are 34,829 additional options, which are currently exercisable or will become exercisable within 61 days, and excludes 8,707 options which are unexercisable granted under the Incentive Plan, which commenced vesting in five equal annual installments on June 29, 1999.

(9)  Includes 4,000 shares held by Mr. Cederberg's spouse.

(10) Includes 200 shares held by Mr. Holden's spouse and 200 shares held by Mr. Holden's son.

(11) Includes all options currently exercisable or which will become exercisable within 61 days under the Incentive Plan, the 1998 Stock Option Plan, and with respect to Mr. Cavallo, the People's Bancshares, Inc. Amended and Restated Directors' Stock Option Plan.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors of the Company and the Board of Directors of the Bank conduct business through meetings of the Boards of Directors and through activities of their respective committees. The Board of Directors of the Company generally meets quarterly, while the Bank's Board of Directors generally meets on a monthly basis, and both may have additional meetings as needed. During the fiscal year ended March 31, 2002, the Board of Directors of the Company held 9 meetings. The Board of Directors of the Bank held 12 meetings during fiscal 2002. All of the directors of the Company attended at least 75% of the total number of Company Board meetings held and committee meetings on which such directors served during the fiscal year ended March 31, 2002. The Board of Directors of the Company maintain committees, the nature and composition of which are described below:

     AUDIT AND COMPLIANCE COMMITTEE. The Audit and Compliance Committee of the Company consists of Messrs. Holden, Raymond and Sylvia, who are outside Directors. This committee generally meets on a quarterly basis and is responsible for the review of audit reports and management's actions regarding the implementation of audit findings and to review compliance with all relevant laws and regulations. The internal audit function, which is outsourced to The Harcourt Group, Ltd., reports to the Audit and Compliance Committees of the Company. The Audit and Compliance Committee of the Company met 4 times in fiscal 2002.

     COMPENSATION COMMITTEE. The Compensation Committee of the Company consists of Messrs. Stoico, Oliveira and Rodgers. The Committee is responsible for all matters regarding compensation and fringe benefits for officers and employees of the Company and the Bank and meets on an as needed basis. See "Executive Compensation - Compensation Committee Report on Executive Compensation." The Compensation Committee of the Company met twice in fiscal 2002.

     NOMINATING COMMITTEE. The Company's Nominating Committee for the 2002 Annual Meeting consists of Messrs. Stoico, Holden and Sylvia. The committee considers and recommends the nominees for director to stand for election at the Company's annual meeting of shareholders. The Nominating Committee met once in fiscal 2002.

DIRECTORS' COMPENSATION

     DIRECTORS' FEES. Directors of the Company receive a $2,000 annual retainer, with no additional compensation for Committee or Company meetings. Directors of the Bank are currently paid an annual retainer of $12,000, except that the Chairman of the Board of the Bank, an outside director, receives an annual retainer of $28,000. Directors of the Bank also receive a fee of $875 for each regular and special board meeting which they attend. Directors of the Company and the Bank are not compensated for attending telephonic meetings. In addition, members of the Bank's Executive Committee of the Board receive an annual retainer of $5,500 and a fee of $625 for each Executive Committee meeting which they attend. Members of the Bank's Audit and Compliance Committee and Management and Personnel Committee receive a fee of $625 for each meeting which they attend.

--------------------------------------------------------------------------------
                             EXECUTIVE COMPENSATION
--------------------------------------------------------------------------------

     SUMMARY COMPENSATION TABLE. The following information is furnished for the Chief Executive Officer and the other executive officers of FIRSTFED AMERICA BANCORP, INC. who received salary and bonus of $100,000 or more during the fiscal year ended March 31, 2002 (the "Named Executive Officers").

                                                                       -----------------------------
                                                 ANNUAL                   LONG-TERM COMPENSATION
                                              COMPENSATION(1)                      AWARDS
                                          ----------------------------------------------------------

                                                                                       SECURITIES
                                                                          RESTRICTED   UNDERLYING
                                                                             STOCK      OPTIONS/        ALL OTHER
        NAME AND PRINCIPAL         FISCAL                                    AWARDS       SARS        COMPENSATION
             POSITIONS              YEAR   SALARY($)(2)     BONUS($)         ($)(3)      (#)(4)          ($)(5)
------------------------------------------------------------------------------------------------------------------
Robert F. Stoico, Chairman,         2002     $521,650       $253,907           -          -             $378,328
President and Chief Executive       2001      487,348        187,997           -        65,304           299,534
Officer                             2000      395,184        217,976           -          -              260,327

Edward A. Hjerpe, III               2002      235,632         91,999           -          -               79,006
Executive Vice President,           2001      229,025         71,593           -        26,120            56,054
Chief Operating Officer and Chief   2000      210,661         94,706           -          -               55,752
Financial Officer

Frederick R. Sullivan               2002      172,439         53,956           -          -               62,440
Executive Vice President            2001      160,000         39,988           -        13,060            27,975
                                    2000      130,059         46,477           -          -               39,480

Kevin J. McGillicuddy               2002      171,002         53,506           -          -               63,927
Executive Vice President            2001      158,665         39,513           -        13,060            27,817
                                    2000      130,059         46,477           -          -               41,480

--------------

(1) Does not include the aggregate amount of perquisites and other personal benefits, which was less than 10% of the total annual salary and bonus reported.

(2)  Includes directors' fees for Mr. Stoico.

(3) The number and value of all unvested shares of restricted stock held by each Named Executive Officer as of March 31, 2002 is as follows, based on $23.90 per share, the closing price of the Company's common stock on March 28, 2002:
                                        Number of         Value of
                                    Unvested Shares   Unvested Shares
                                    ---------------   ---------------
       Mr. Stoico..............         17,414           $416,195
       Mr. Hjerpe..............          6,970            166,583
       Mr. Sullivan............          3,486             83,315
       Mr. McGillicuddy........          3,486             83,315

(4) Includes stock options granted to Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, pursuant to the 1998 Stock Option Plan.

(5)  Includes $32,261, $32,261, $32,167, $31,897 representing the value of shares allocated under the ESOP for the benefit of Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, as of March 31, 2002. Also includes employer contributions of $315,967, $36,245, $5,173, and $5,130 to the Bank's non-qualified plans for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively. Also includes employer contributions of $30,100, $10,500, $25,100, and $26,900 to the Bank's pension plan for
     Messrs. Stoico, Hjerpe, Sullivan, and McGillicuddy, respectively.

     EMPLOYMENT AGREEMENTS. The Bank and the Company have entered into employment agreements with Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy (individually, the "Executive"). The employment agreements are intended to ensure that the Bank and the Company maintain a stable and competent management base. The continued success of the Bank and the Company depends to a significant degree on the skills and competence of the above officers.

     The Bank employment agreements provide for a three-year term for Mr. Stoico and a two-year term for Mr. Hjerpe. The Company employment agreements for Mr. Stoico and Mr. Hjerpe provide for a five-year term. The Bank and Company employment agreements for Messrs. Sullivan and McGillicuddy provide for a two-year term. The term of the Company employment agreements extend on a daily basis and the Bank employment agreements are renewable on an annual basis unless notice of non-renewal is given by the Board of Directors or the executive. The employment agreements provide that the executive's base salary will be reviewed annually. In addition to the base salary, the Agreements provide for, among other things, participation in employee and executive benefit plans and other employee and fringe benefits applicable to similarly situated executive personnel.

     The employment agreements provide for termination by the Bank or the Company for cause as defined in the employment agreements at any time. If the Bank or the Company chooses to terminate the Executive's employment for reasons other than for cause, or if the Executive resigns from the Bank or the Company after specified circumstances that would constitute constructive termination, the Executive or, if the Executive dies, his beneficiary would be entitled to receive an amount equal to the remaining base salary payments due to the Executive and the contributions that would have been made on the Executive's behalf to any employee benefit plans of the Bank or the Company during the remaining term of the agreement. The Bank and the Company would also continue and pay for the Executive's life, health and disability coverage for the remaining term of the employment agreement. Upon any termination of the Executive for reasons other than a change in control, the Executive must comply with a one-year non-competition agreement.

     Under the employment agreements, if voluntary or involuntary termination follows a change in control of the Bank or the Company (as defined in the employment agreements), the Executive or, if the Executive dies, his beneficiary would be entitled to a severance payment equal to the greater of: (i) the payments due for the remaining terms of the Agreements; or (ii) five times the average of the five preceding taxable years' annual compensation for Mr. Stoico and Mr. Hjerpe under the Company employment agreements, three times for Mr. Stoico and Mr. Hjerpe under the Bank employment agreements, and three times the average of the five preceding years' taxable compensation for Messrs. Sullivan and McGillicuddy under the Bank and Company employment agreements. In addition, the Bank and the Company would continue Mr. Stoico's life, health and disability coverage for thirty-six or sixty months, respectively. The Bank and the Company would also continue the life, health and disability coverage for Mr. Hjerpe for twenty-four or sixty months, respectively, and twenty-four months in the cases of Messrs. Sullivan and McGillicuddy. Even though both the Company and the Bank employment agreements provide for a severance payment if a change in control occurs, the Executive would not receive duplicative payments or benefits under the agreements.

     Mr. Stoico and Mr. Hjerpe would be entitled to receive a tax indemnification payment if payments under the employment agreements or otherwise triggered liability under the Internal Revenue Code for the excise tax applicable to "excess parachute payments." Under applicable law, the excise tax is triggered by change in control-related payments that equal or exceed three times the Executive's average annual compensation over the five years preceding the change in control. The excise tax equals 20% of the amount of the payment in excess of one times the Executive's average compensation over the preceding five-year period.

     Payments to the Executive under the Bank's employment agreement will be guaranteed by the Company in the event that payments or benefits are not paid by the Bank. Payment under the Company's employment agreement would be made by the Company. All reasonable costs and legal fees paid or incurred by the Executive pursuant to any dispute or question of interpretation relating to the employment agreements shall be paid by the Bank or Company, respectively, if the Executive is successful on the merits pursuant to a legal judgment, arbitration or settlement. The employment agreements also provide that the Bank and Company shall indemnify the Executive to the fullest extent allowable under federal and Delaware law, respectively.

     RETIREMENT PLAN. The Bank participates in the Financial Institutions Retirement Fund (the "Retirement Plan") to provide retirement benefits for eligible employees. Employees become eligible to participate in the Retirement Plan after the completion of 12 consecutive months of employment with the Bank and the attainment of age 21. The Retirement Plan excludes hourly paid employees from participation. Benefits under the Retirement Plan are based on the participant's years of service and salary. A participant may elect early retirement as early as age 45. However, a participant's normal retirement benefits will be reduced by an early retirement factor based on age at early retirement.

     Participants generally have no vested interest in Retirement Plan benefits prior to the completion of five years of service with the Bank. Following the completion of five years of vesting service, or in the event of a participant's attainment of age 65, a participant becomes 100% vested in his/her accrued benefit under the Retirement Plan. The table below reflects the pension benefit payable to a participant assuming various levels of earnings and years of service. The amounts of benefits paid under the Retirement Plan are not reduced for any social security benefit payable to participants. As of January 1, 2002, Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy had credited years of service of 28 years 4 months, 14 years 6 months, 12 years 9 months, and 5 years 11 months, respectively. The Retirement Plan provides the participant portability with another participating member. Mr. Hjerpe's credited years of service include credited years of service with his former employer, a participant in the same multiple employer retirement plan.

                                                        YEARS OF BENEFIT SERVICE
                        -----------------------------------------------------------------------------------------
FINAL AVERAGE
EARNINGS (1)(2)(3)          15                20                  25                  30                   35
------------------      --------          --------             --------            --------             --------
    $50,000              $15,000           $20,000              $25,000             $30,000              $35,000
    $75,000              $22,500           $30,000              $37,500             $45,000              $52,500
   $100,000              $30,000           $40,000              $50,000             $60,000              $70,000
   $125,000              $37,500           $50,000              $62,500             $75,000              $87,500
   $150,000              $45,000           $60,000              $75,000             $90,000             $105,000
   $200,000(4)           $60,000           $80,000             $100,000            $120,000             $140,000

--------------------

(1) The compensation utilized for formula purposes includes the salary reported in the "Summary Compensation Table."

(2) The maximum annual benefit payable at age 65 for plan years beginning on or after January 1, 2002 is $160,000/year.

(3) The Retirement Plan was amended with respect to the benefits to be paid to eligible employees hired by the Company on and after January 1, 2002. The benefits for the Named Executive Officers included in the table above were not affected by the amendment to the Retirement Plan.

(4) For 2002, Section 401(a)(17) of the Internal Revenue Code of 1986, as amended (the "Code"), limited the amount of compensation the Bank may consider in computing benefits under the Retirement Plan to $170,000. Effective July 1, 2002 the plan limit will increase to $200,000.

     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN. The Bank currently maintains a supplemental executive retirement plan under which it annually credits a specified amount of money to the account of plan participants. Benefits under the plan become payable following a participant's termination of employment. The Bank intends the benefits provided under the plan to make participants whole for reductions in benefits payable under the terms of the Pension, Thrift and ESOP plans maintained by the Bank, as a result of limitations imposed by the Code, and provide additional retirement benefits for participants.

     Participants generally vest in the amounts credited to the plan after completing five years of employment with the Bank (the same time period over which they become vested in benefits under the corresponding tax-qualified retirement plans). However, participants vest immediately upon death or disability. The Bank currently maintains an irrevocable grantor's trust (also known as a "rabbi trust") to hold assets of the Bank for the exclusive purpose of paying benefits under the plan. However, in the event of the insolvency of the Bank, the assets of the trust are first subject to the claims of the Bank's creditors. The assets of this trust may be used to acquire shares of common stock to satisfy the obligations of the Bank for the payment of benefits under the plan. As of March 31, 2002, only Mr. Stoico and Mr. Hjerpe participated in the plan.

FISCAL YEAR-END OPTION VALUES

     The following table provides certain information with respect to the number of shares of Company common stock represented by outstanding options held by the Named Executive Officers as of March 31, 2002. Also reported are the values for "in-the-money" options, which represent the positive spread between the exercise price of stock options and the year-end stock price.

                                                                              VALUE OF
                                             NUMBER                         UNEXERCISED
                                         OF SECURITIES                     IN-THE-MONEY
                                     UNDERLYING UNEXERCISED                   OPTIONS
                                            OPTIONS                       AT FISCAL YEAR-
           NAME                     AT FISCAL YEAR-END(#)(1)                END($)(2)(3)
--------------------------------------------------------------------------------------------------
                                 EXERCISABLE      UNEXERCISABLE     EXERCISABLE      UNEXERCISABLE
                                 -----------      -------------     -----------      -------------
Robert F. Stoico                   243,802           39,182          $1,461,769        $429,435
Edward A. Hjerpe, III               88,813           24,379            $511,562        $212,253
Frederick R. Sullivan               48,760            7,836            $292,349         $85,883
Kevin J. McGillicuddy               48,760            7,836            $292,349         $85,883

-------------------------

(1) The options in this table have an exercise price of $18.50 with the exception of 43,536 options for Mr. Hjerpe which were awarded on June 29, 1998 which have an exercise price of $19.25. Also included are 65,304, 26,120, 13,060, and 13,060 options for Messrs. Stoico, Hjerpe, Sullivan and McGillicuddy, respectively, which have an exercise price of $12.94.

(2) The closing price of the Company's common stock as reported on the American Stock Exchange on March 28, 2002 was $23.90. March 28, 2002 was the last trading day of the Company's fiscal year ended March 31, 2002.

(3) Value of unexercised in-the-money stock options equals the market value of shares covered by in-the-money options on March 31, 2002 less the option exercise price. Options are in-the-money if the market value of shares covered by the options is greater than the exercise price.

EXECUTIVE COMPENSATION

     The report of the Compensation Committee and the stock performance graph shall not be deemed incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act of 1933, as amended (the "Securities Act") or the Exchange Act, except as to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

     COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION. Under rules established by the Securities and Exchange Commission, the Company is required to provide certain data and information in regard to the compensation and benefits provided to the Company's Chief Executive Officer and certain other executive officers of the Company and the Bank for the fiscal year ended March 31, 2002. The following discussion addresses compensation information relating to the Chief Executive Officer and the executive officers of the Bank and Company for fiscal 2002 and sets forth the joint report of the Compensation Committee of the Company and Management and Personnel Committee of the Bank (collectively, the "Compensation Committee"). The disclosure requirements for the Chief Executive Officer and other executive officers include the use of tables and a report explaining the rationale and considerations that led to fundamental compensation decisions affecting those individuals. In fulfillment of this requirement, the Compensation Committee, at the direction of the Board of Directors, has prepared the following report for inclusion in this proxy statement.

     COMPENSATION POLICY. The Company and the Bank have engaged the services of a nationally known executive compensation consultant, the I.F.M. Consulting Group, to design the Executive Compensation Program to reflect the status of the Bank as a stock institution and the Company as a publicly held entity and to ensure competitive compensation levels in comparison to similarly situated publicly held financial services institutions providing banking, mortgage banking, insurance, trust and asset management services. The Executive Compensation Program incorporates the consolidated financial results of the Company as well as other factors related to the performance of the Company. For fiscal 2002, the Executive Compensation Program was fully utilized to determine compensation levels for base pay as well as incentive (bonus) compensation. The Executive Compensation Program incorporates base salary and incentive compensation based on measurable goal attainment and performance.

     The Compensation Committee's responsibility is to recommend the amount and composition of executive compensation paid to the executive officers. The Board of Directors has the responsibility to review the report of the Compensation Committee and approve such compensation. It is the policy of the Compensation Committee to review executive compensation not less than annually and more often if deemed necessary by the Compensation Committee. The process the Compensation Committee utilized for fiscal 2002 involved a review of the Company's compensation consultant's recommendations for a potential range for changes to base salaries. This range reflected an appropriate change in percent based on economic, competitive market, peer group analysis, and position responsibilities. Recommended changes in base pay were made to compensation levels established in fiscal 2002 by the Committee using peer group analysis and compensation recommended by the consultant.

     In making its compensation determinations, the Compensation Committee also considers the evaluations of executive officers performed by the Chief Executive Officer and recommendations made by the Chief Executive Officer, except in the case of its compensation deliberations regarding the Chief Executive Officer. The performance of the Chief Executive Officer and other executive officers are evaluated by the Compensation Committee and a recommendation is made to the Board. Upon review, the Board sets all executive compensation within the parameters of compensation policy as defined within the Executive Compensation Program. The Chief Executive Officer, a member of the Board of Directors, abstains from voting on matters related to his compensation.

     COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. The Chief Executive Officer was evaluated on his performance in managing the Company during fiscal 2002, including the effort related to operating the Company in its fifth year as a public company, planning and completing the acquisition of People's Bancshares, Inc., fiscal performance, and earnings per share. Certain quantitative and qualitative factors were reviewed to determine the Chief Executive Officer's compensation. Following a review of the Chief Executive Officer's performance, it was determined that the total cash compensation for the Chief Executive Officer would be established according to the compensation philosophy as stated in the executive compensation plan. In reaching its determination regarding the Chief Executive Officer's base salary, the Compensation Committee utilized the report of the executive compensation consultant and recommended to the Board of Directors a base salary substantially equivalent to the amount recommended by the executive compensation consultant. The Committee's determination of the Chief Executive Officer's incentive compensation for fiscal 2002 also was determined by the Committee following a review of the Chief Executive Officer's performance. In reaching its determination regarding the recommended level of the Chief Executive Officer's cash incentive compensation for fiscal 2002, the Committee utilized the Incentive Compensation Program guidelines, approved by the Board the prior year, and recommended to the Board an amount of incentive compensation within the guidelines of the Incentive Compensation Program for certain goal attainment.



              THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

          Robert F. Stoico                            Gilbert C. Oliveira

                             Thomas A. Rodgers, Jr.


                     THE MANAGEMENT AND PERSONNEL COMMITTEE
                      OF THE BOARD OF DIRECTORS OF THE BANK

          Robert F. Stoico                            Gilbert C. Oliveira

       Thomas A. Rodgers, Jr.                         Willard E. Olmsted


     COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION. Mr. Stoico served on the Company's Compensation Committee during the 2002 fiscal year. During that time, Mr. Stoico served as Chairman of the Board, President and Chief Executive Officer of the Company and President and Chief Executive Officer of the Bank. Mr. Stoico abstained from voting on matters relating to his compensation.

--------------------------------------------------------------------------------
                             STOCK PERFORMANCE GRAPH
--------------------------------------------------------------------------------


     The following graph compares the cumulative total shareholder return on the Company common stock with the cumulative total return on the American Stock Exchange Index and with the Media General Financial Services Index for Savings and Loans. The graph assumes that $100 was invested at the close of business on March 31, 1997. Total return assumes the reinvestment of all dividends.


                              [PERFORMANCE CHART]



                                     Summary

                                        3/31/97    3/31/98    3/31/99     3/31/00   3/30/01   3/31/02
                                        -------    -------    -------     -------   -------   -------
FIRSTFED AMERICA BANCORP, INC.          $100.00    $155.03     $88.04      $78.87   $110.12   $175.35
American Stock Exchange                 $100.00    $130.62    $123.60     $174.79   $147.46   $146.25
MG Index for Savings and Loans          $100.00    $166.51    $135.21     $104.17   $172.80   $197.24

Notes:

(A) The lines represent monthly index levels derived from compounded daily returns that include all dividends.

(B) The indexes are reweighted daily, using the market capitalization on the previous trading day.

(C) If the monthly interval, based on the fiscal year-end is not a trading day, the preceding trading day is used.

(D)  The index level for all series was set to $100.00 on 3/31/97.

                      AUDIT AND COMPLIANCE COMMITTEE REPORT

     The Audit and Compliance Committee of the Board of Directors is responsible for assisting the Board of Directors in fulfilling its responsibility to the stockholders relating to corporate accounting, reporting practices and the quality and integrity of the financial reports of the Company. Additionally, the Audit and Compliance Committee selects the auditors and reviews their independence and their annual audit. The Audit and Compliance Committee is comprised of three directors, each of whom is independent under the American Stock Exchange's listing standards. The Audit and Compliance Committee acts under a written charter adopted by the Board of Directors.

     The Audit and Compliance Committee reviewed and discussed the annual financial statements with management and the independent accountants. As part of this process, management represented to the Audit and Compliance Committee that the financial statements were prepared in accordance with the generally accepted accounting principles. The Audit and Compliance Committee also received and reviewed written disclosures and a letter from the accountants concerning their independence as required by Independence Standard No. 1. The Audit and Compliance Committee discussed with the accountants the contents of such materials, the accountants' independence and the additional matters required under Statement on Auditing Standards No. 61. Based on such review and discussions, the Audit and Compliance Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company's Annual Report on Form 10-K for the year ended March 31, 2002 for filing with the Securities and Exchange Commission.


                THE AUDIT AND COMPLIANCE COMMITTEE OF THE COMPANY

          John S. Holden, Jr.                      Paul A. Raymond, DDS


                                Anthony L. Sylvia


--------------------------------------------------------------------------------
             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
--------------------------------------------------------------------------------

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who own more than 10% of any registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

     Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and 10% shareholders has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended March 31, 2002.

--------------------------------------------------------------------------------
                          TRANSACTIONS WITH MANAGEMENT
--------------------------------------------------------------------------------

     Federal regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with the general public and must not involve more than the normal risk of repayment or present other unfavorable features. In addition, loans made to a director or executive officer in excess of the greater of $25,000 or 5% of the Bank's capital and surplus (up to a maximum of $500,000) must be approved in advance by a majority of the disinterested members of the Board of Directors.

     The Bank makes loans to its executive officers and directors on the same terms and conditions offered to the general public. The Bank's policy provides that all loans made by the Bank to its executive officers and directors be made in the ordinary course of business, on substantially the same terms, including collateral, as those prevailing at the time for comparable transactions with other persons and may not involve more than the normal risk of collectibility or present other unfavorable features. At March 31, 2002, the Bank had seven loans outstanding to executive officers and directors totaling $358,648. All such loans were made by the Bank in the ordinary course of business, on substantially the same terms, including interest rates and collateral, prevailing at the time for comparable transactions with other persons and do not involve more than the normal risk of collectibility or present other unfavorable features.

--------------------------------------------------------------------------------
               PROPOSAL 2 -- RATIFICATION OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

     The Board of Directors has appointed KPMG LLP to be its auditors for the 2003 fiscal year, subject to the ratification by shareholders. A representative of KPMG LLP is expected to be present at the annual meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.

     If the ratification of the appointment of the auditors is not approved by a majority of the votes cast by shareholders at the annual meeting, other independent public accountants may be considered by the Board of Directors. THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

AUDIT FEES

     KPMG LLP billed the Company aggregate fees of $192,143 for professional services rendered for the audit of the Company's annual financial statements and for the reviews of the financial statements included in the Company's Forms 10-Q for the fiscal year-ended March 31, 2002.

ALL OTHER FEES

     KPMG LLP billed the Company aggregate fees of $107,000 for professional services rendered for audits of 2001 Employee Benefit Plans, tax filing preparation for the year ended March 31, 2002, and for acquisition related matters. The Audit and Compliance Committee believes that the provisions for non-audit services by KPMG LLP are compatible with maintaining KPMG LLP'S independence.

--------------------------------------------------------------------------------
                                  MISCELLANEOUS
--------------------------------------------------------------------------------

     The Company's Annual Report to Shareholders and Form 10-K for the fiscal year ended March 31, 2002 have been mailed to shareholders of record as of the close of business on June 5, 2002. Any shareholder who has not received a copy of the Annual Report and Form 10-K may obtain a copy by writing to the Secretary of the Company. The Annual Report and Form 10-K are not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

     The Company's Annual Report to Shareholders and Form 10-K may also be found on the Company's website at www.firstfedamerica.com.

--------------------------------------------------------------------------------
                              SHAREHOLDER PROPOSALS
--------------------------------------------------------------------------------

     To be considered for inclusion in the Company's proxy statement and form of proxy relating to the 2003 Annual Meeting of Shareholders, a shareholder proposal must be received by the Secretary of the Company at the address set forth on the Notice of Annual Meeting of Shareholders not later than February 25, 2003. If such annual meeting is held on a date more than 30 calendar days from July 25, 2003, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials. Any such proposal will be subject to the proxy rules of the Securities and Exchange Commission.

     The Bylaws of the Company set forth the procedures by which a shareholder may properly bring business before a meeting of shareholders, including director nominations. Pursuant to the Bylaws, only business brought by or at the direction of the Board of Directors may be conducted at a special meeting. The Bylaws of the Company provide an advance notice procedure for a shareholder to properly bring business before an annual meeting. The shareholder must give written advance notice to the Secretary of the Company not less than ninety (90) days before the date originally fixed for such meeting; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the meeting is given or made to shareholders, notice by the shareholder to be timely must be received not later than the close of business on the tenth day following the date on which the Company's notice to shareholders of the annual meeting date was mailed or such public disclosure was made. In the case of nominations to the Board of Directors, certain information regarding the nominee must be provided. A copy of the Bylaws may be obtained from the Company. Nothing in this paragraph shall be deemed to require the Company to include in its proxy statement or the proxy relating to any annual meeting any shareholder proposal which does not meet all of the requirements for inclusion established by the Securities and Exchange Commission in effect at the time such proposal is received.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                   /s/ Cecilia R. Viveiros

                                   Cecilia R. Viveiros
                                   Corporate Secretary


Swansea, Massachusetts
June 25, 2002

June 25, 2002



Dear Participant:


The FIRSTFED AMERICA BANCORP, INC. 1997 Stock-Based Incentive Plan (the "Incentive Plan") holds 74,863 shares of common stock of FIRSTFED AMERICA BANCORP, INC. (The "Company"), for the benefit of certain employees and Directors of the Company and First Federal Savings Bank of America (the "Bank"). As a participant in the Incentive Plan, you may direct the vote of the shares of the Company's common stock held by the Incentive Plan Trustee allocated to your account.

We, the Board of Directors, are forwarding to you the attached Vote Authorization form, provided for the purpose of conveying your voting instructions to the Incentive Trustee. The Incentive Plan Trustee will vote those shares of the Bank's common stock held in the Incentive Plan Trust in accordance with the instructions of the participants.

At this time, in order to direct the voting of shares allocated to your account under the Incentive Plan, you must fill out and sign the enclosed Vote Authorization Form and return it in the accompanying envelope by JULY 19, 2002. Your vote will not be revealed, directly or indirectly, to any officer or other employee of the Company or the Bank, other than Anthony L. Weatherford, Senior Vice President, Director of Human and Organizational Resources who will tabulate the votes, in confidence. If you do not direct the voting of your shares, your shares cannot be voted.

Sincerely,


/s/ Robert F. Stoico

Robert F. Stoico
Chairman of the Board of Directors
On Behalf of the Board of Directors
FIRSTFED AMERICA BANCORP, INC.

From:       Anthony Weatherford
To:         All Employees
Date:       June 25, 2002  11:00 a.m.
Subject:    Proxy Ballot Voting for FAB Shareholders

All employees who are shareholders of FIRSTFED AMERICA BANCORP, INC stock through either the 401k or ESOP plans will begin receiving their ballots, proxy statements, and annual report today. Shareholders who own FAB stock as of the June 5, 2002 record date will be eligible to vote their shares at the July 25, 2002 Annual Meeting of Shareholders.

If you own FIRSTFED AMERICA BANCORP, INS stock through either the ESOP or the 401k plan, you will receive an individual ballot and envelope for each of these two plans. IT IS VERY IMPORTANT TO RETURN EACH BALLOT IN THE CORRECT ENVELOPE FOR THAT PLAN TO THE VOTING TABULATOR.

The 401k ballot is marked 401k (in vertical letters at the top of the ballot), and will have an envelope to be sent to:

               FIRSTFED AMERICA BANCORP, INC
               c/o Registrar and Transfer Company
               10 Commerce Drive
               Cranford, N.J. 07016-3572

The ESOP ballot is marked ESOP (in vertical letters at the top of the ballot), and will have an envelope to be sent to:

               FIRST BANKERS TRUST
               P.O. Box 3566
               Quincy, Illinois 62305

Again, it is very important to send each ballot in the correct envelope when casting your vote.

If you do not have FIRSTFED AMERICA BANCORP, INC STOCK in either the 401k plan or are not a participant in the ESOP plan, you will not be receiving a ballot for either of these two plans.

If you own FAB stock held by a stockbroker, you will receive the proxy and annual report directly from the broker.

As an employee/owner of FIRSTFED AMERICA BANCORP, INC, you will have the right to vote any shareholder ballot questions. Your vote is confidential and will not be revealed to any employee or director. You are urged to exercise your right to vote as soon as you receive your ballots.

If you have any questions, please feel free to contact me.

[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                                REVOCABLE PROXY
                         FIRSTFED AMERICA BANCORP, INC.

                         ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 25, 2002
                              2:00 P.M. LOCAL TIME

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     This undersigned hereby appoints Robert F. Stoico, John S. Holden, Jr. and Anthony L. Sylvia or any one or more of them acting in the absence of others each with full power of substitution, to act as proxy for the undersigned, and to vote all shares of Common Stock of FIRSTFED AMERICA BANCORP, INC. (the "Company") which the undersigned is entitled to vote only at the Annual Meeting of Shareholders, to be held on July 25, 2002, at 2:00 p.m. Local Time, at The Westin Hotel, One West Exchange Street, Providence, Rhode Island 02903, and at any and all adjournments thereof, with all of the powers the undersigned would possess if personally present at such meeting as follows:

                                                                VOTE       FOR
                                                              FOR WITH-    ALL
                                                      FOR       HELD      EXCEPT
1.  The election as directors of all nominees listed
    (except as marked to the contrary below).         [ ]        [ ]       [ ]

    B. BENJAMIN CAVALLO, GILLBERT C. OLIVEIRA AND
    PAUL A. PAYMOND, DDS

INSTRUCTION: TO WITHHOLD YOUR VOTE FOR ANY INDIVIDUAL NOMINEE, MARK "FOR ALL EXCEPT" AND WRITE THAT NOMINEE'S NAME ON THE LINE PROVIDED BELOW.


--------------------------------------------------------------------------------
                                                      FOR      AGAINST   ABSTAIN
2.  The ratification of the appointment of KPMG LLP
    as independent auditors of FIRSTFED AMERICA       [ ]        [ ]       [ ]
    BANCORP, INC. for the fiscal year ending
    March 31, 2003.

  THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.

     THIS PROXY IS REVOCABLE AND WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, INCLUDING WHETHER OR NOT TO ADJOURN THE MEETING, THIS PROXY WILL BE VOTED BY THE PROXIES IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE ANNUAL MEETING.

                                     -----------------------------
     Please be sure to sign and date   Date
        this Proxy in the box below
------------------------------------------------------------------

--Shareholder sign above------- Co-holder (if any) sign above-----



   DETACH ABOVE CARD, SIGN, DATE AND MAIL IN POSTAGE PAID ENVELOPE PROVIDED.


                         FIRSTFED AMERICA BANCORP, INC.
--------------------------------------------------------------------------------
     The above signed acknowledges receipt from the Company prior to the execution of this proxy of a Notice of Annual Meeting of Shareholders and of a Proxy Statement dated June 21, 2002 and of the Annual Report to Shareholders.

     Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

            PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY
                     IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.


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